                                                                     EXHIBIT 4.4


--------------------------------------------------------------------------------




                         REGISTRATION RIGHTS AGREEMENT

                         Dated as of February 6, 1997

                                By and Between

                          CAF ACQUISITION CORPORATION

                                      and

                          BT SECURITIES CORPORATION,
                             as Initial Purchaser


                    10% Senior Subordinated Notes due 2007




--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                    Page
                                                                    ----

1.  Definitions................................................       2

2.  Exchange Offer.............................................       6

3.  Shelf Registration.........................................      10

4.  Additional Interest........................................      12

5.  Registration Procedures....................................      15

6.  Registration Expenses......................................      26

7.  Indemnification............................................      27

8.  Rules 144 and 144A.........................................      32

9.  Underwritten Registrations.................................      33

10. Miscellaneous..............................................      33

     (a)  No Inconsistent Agreements...........................      33
     (b)  Adjustments Affecting Registrable
            Notes..............................................      33
     (c)  Amendments and Waivers...............................      33
     (d)  Notices..............................................      34
     (e)  Successors and Assigns...............................      36
     (f)  Counterparts.........................................      36
     (g)  Headings.............................................      36
     (h)  Governing Law........................................      36
     (i)  Severability.........................................      36
     (j)  Securities Held by CAF or Its
            Affiliates.........................................      36
     (k)  Third Party Beneficiaries............................      37

                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is dated as of
                                             -----------
February 6, 1997, by and between CAF ACQUISITION CORPORATION, a Virginia corporation ("CAF"), and BT SECURITIES CORPORATION (the "Initial Purchaser").
                                                        -------------------

     This Agreement is entered into in connection with the Purchase Agreement, dated as of January 29, 1997, by and among CAF, CAF Holdings, Inc. and the Initial Purchaser (the "Purchase Agreement"), which provides for the sale by
                       --------------------
CAF to the Initial Purchaser of $100,000,000 aggregate principal amount of its 10% Senior Subordinated Notes due 2007 (the "Notes"). In order to induce the
                                            -------
Initial Purchaser to enter into the Purchase Agreement, CAF has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchaser and any subsequent holder or holders of the Notes. The execution and delivery of this Agreement is a condition to the Initial Purchaser's obligation to purchase the Notes under the Purchase Agreement.

     The Notes are being issued and sold in connection with the acquisition (the "Acquisition") of Collins & Aikman Floor Coverings, Inc., a Delaware corporation
-------------
(the "Company"), by CAF pursuant to an agreement dated as of December 9, 1996,
     ---------
entered into by and among Holdings, CAF, the Company, Collins & Aikman Products, Co. and Collins & Aikman Floor Coverings Group, Inc. Simultaneously with the closing of the sale of the Notes, CAF will acquire from the Seller all of the outstanding capital stock of the Company.

     Immediately after the consummation of the Acquisition, CAF will merge (the "Merger") with and into the Company and the Company shall change its name to
--------
Collins & Aikman Floorcoverings, Inc. The time of the consummation of the Merger is referred to herein as the "Effective Time." At the Effective Time, (i) the Company and the Trustee will enter into a first supplemental indenture to the Indenture (the "Supplemental Indenture") providing for the express assumption
               ------------------------
by the Company (as survivor of the Merger) of the covenants, agreements and undertakings of CAF in the Indenture and under the Notes, (ii) the Company will execute an Assumption Agreement pursuant to which the Company (as survivor of the Merger) shall expressly assume the obligations of CAF under this Agreement and the Purchase Agreement and (iii) the obligations of CAF under this Agreement will, by operation of law, become obligations of the Company. References to the Indenture as of or after the Effective Time will refer to the Indenture as supplemented by the Supplemental Indenture and references to the

Purchase Agreement as of or after the Effective Time will refer to the Purchase Agreement together with the Assumption Agreement.

           The parties hereby agree as follows:

1.   Definitions
     -----------

           As used in this Agreement, the following terms shall have the following meanings:

           Acquisition:  See the introductory paragraphs hereto.
           -----------

           Additional Interest:  See Section 4(a) hereof.
           -------------------

           Advice:  See the last paragraph of Section 5 hereof.
           ------

           Agreement:  See the introductory paragraphs hereto.
           ---------

           Applicable Period:  See Section 2(b) hereof.
           -----------------

           CAF:  See the introductory paragraphs hereto.
           ---

           Company:  See the introductory paragraphs hereto.
           -------

           Effectiveness Date:  With respect to (i) the Exchange Offer
           ------------------
Registration Statement, the 120th day after the Issue Date and (ii) any Shelf Registration Statement, the 60th day after the Filing Date with respect thereto.

           Effectiveness Period:  See Section 3(a) hereof.
           --------------------

           Effective Time:  See the introductory paragraphs hereto.
           --------------


           Event Date:  See Section 4(b) hereof.
           ----------

           Exchange Act:  The Securities Exchange Act of 1934, as amended, and
           ------------
the rules and regulations of the SEC promulgated thereunder.

           Exchange Notes:  See Section 2(a) hereof.
           --------------

           Exchange Offer:  See Section 2(a) hereof.
           --------------

           Exchange Offer Registration Statement:  See Section 2(a) hereof.
           -------------------------------------

           Filing Date:  (A) If no Registration Statement has been filed by
           -----------
CAF pursuant to this Agreement, the 60th day after the Issue Date; and (B) in any other case (which may be applicable notwithstanding the consummation of the Exchange Offer), the 45th day after the delivery of a Shelf Notice.

           Holder:  Any holder of a Registrable Note or Registrable Notes.
           ------

           Indemnified Person:  See Section 7(c) hereof.
           ------------------

           Indemnifying Person:  See Section 7(c) hereof.
           -------------------

           Indenture:  See the introductory paragraphs hereto.
           ---------

           Initial Purchaser:  See the introductory paragraphs hereto.
           -----------------

           Initial Shelf Registration:  See Section 3(a) hereof.
           --------------------------

           Inspectors:  See Section 5(o) hereof.
           ----------

           Issue Date:  February 6, 1997, the date of original issuance of the
           ----------
Notes.

           Merger:  See the introductory paragraphs hereto.
           ------

           NASD:  See Section 5(s) hereof.
           ----

           Notes:  See the introductory paragraphs hereto.
           -----

           Participant:  See Section 7(a) hereof.
           -----------

           Participating Broker-Dealer:  See Section 2(b) hereof.
           ---------------------------

           Person:  An individual, trustee, corporation, partnership, joint
           ------
stock company, trust, unincorporated association, union, business association, firm or other legal entity.

           Private Exchange:  See Section 2(b) hereof.
           ----------------

           Private Exchange Notes:  See Section 2(b) hereof.
           ----------------------

           Prospectus:  The prospectus included in any Registration Statement
           ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an

                                      -4-
effective registration statement in reliance upon Rule 430A under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

           Purchase Agreement:  See the introductory paragraphs hereof.
           ------------------

           Records:  See Section 5(o) hereof.
           -------

           Registrable Notes:  Each Note upon its original issuance and at all
           -----------------
times subsequent thereto, each Exchange Note as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iv) hereof is applicable, the Exchange Offer Registration Statement) covering such Note, Exchange Note or Private Exchange Note has been declared effective by the SEC and such Note, Exchange Note or such Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes that may be resold without restriction under federal securities laws, (iii) such Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture or (iv) such Note, Exchange Note or Private Exchange Note, as the case may be, may be resold with-out restriction pursuant to Rule 144 under the Securities Act.

           Registration Statement:  Any registration statement of CAF or, at
           ----------------------
and after the Effective Time, the Company that covers any of the Notes, the Exchange Notes or the Private Exchange Notes filed with the SEC under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

           Rule 144:  Rule 144 promulgated under the Securities Act, as such
           --------
Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of CAF or the Company of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

           Rule 144A:  Rule 144A promulgated under the Securities Act, as such
           ---------
Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

           Rule 415:  Rule 415 promulgated under the Securities Act, as such
           --------
Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

           SEC:  The Securities and Exchange Commission.
           ---

           Securities Act:  The Securities Act of 1933, as amended, and the
           --------------
rules and regulations of the SEC promulgated thereunder.

           Seller:  See the introductory paragraphs hereto.
           ------

           Shelf Notice:  See Section 2(b) hereof.
           ------------

           Shelf Registration:  See Section 3(b) hereof.
           ------------------

           Shelf Registration Statement:  Any Registration Statement relating to
           ----------------------------
a Shelf Registration.

           Subsequent Shelf Registration:  See Section 3(b) hereof.
           -----------------------------

           Supplemental Indenture:  See the introductory paragraphs hereto.
           ----------------------

           TIA:  The Trust Indenture Act of 1939, as amended.
           ---

           Trustee:  The trustee under the Indenture.
           -------

           Underwritten registration or underwritten offering: A registration
           --------------------------------------------------
in which securities of CAF or, at and after the Effective Time, the Company are sold to an underwriter for reoffering to the public.

2.   Exchange Offer
     --------------
           (a) To the extent not prohibited by applicable law or applicable interpretation of the staff of the Division of

Corporation Finance of the SEC, CAF shall and, at and after the Effective Time, the Company shall file with the SEC, no later than the Filing Date, a Registration Statement (the "Exchange Offer Registration Statement") on an appropriate registration form with respect to a registered offer (the "Exchange Offer") to exchange any and all of the Registrable Notes for a like aggregate principal amount of notes (the "Exchange Notes") of CAF or, at and after the Effective Time, the Company that are identical in all material respects to the Notes except that the Exchange Notes shall contain no restrictive legend thereon. The Exchange Offer shall comply with all applicable tender offer rules and regulations under the Exchange Act and other applicable laws. CAF shall or, at and after the Effective Time, the Company shall use its best efforts to (x) cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 30 days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) con-summate the Exchange Offer on or prior to the 60th day follow-ing the date on which the Exchange Offer Registration Statement is declared effective by the SEC. If, after the Exchange Offer Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, the Exchange Offer Registration Statement shall be deemed not to have become effective for purposes of this Agreement.

           Each Holder that participates in the Exchange Offer will be required to represent that any Exchange Notes to be received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act, and that such Holder is not an affiliate of CAF or the Company within the meaning of the Securities Act.

           Upon consummation of the Exchange Offer in accordance with this
Section 2, the provisions of this Agreement shall continue to apply, solely with respect to Registrable Notes that are Private Exchange Notes, Exchange Notes as to which Section 2(c)(iv) is applicable and Exchange Notes held by Par-ticipating Broker-Dealers, and CAF shall or, at and after the Effective Time, the Company shall have no further obligation to register Registrable Notes (other than Private Exchange Notes and other than in respect of any Exchange Notes as to which clause 2(c)(iv) hereof applies) pursuant to Section 3 hereof. No securities other than the Exchange Notes shall be included in the Exchange Offer Registration Statement.

           (b) CAF shall or, at and after the Effective Time, the Company shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Holders, which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether
                                        ---------------------------
such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies represent the prevailing views of the staff of the SEC. Such "Plan of Distribution" section shall also expressly permit, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent permitted by applicable policies and regulations of the SEC, all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes in compliance with the Securities Act.

           CAF shall or, at and after the Effective Time, the Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes covered thereby; provided, however, that such period shall
                                    --------  -------
not exceed 180 days after such Exchange Offer Registra-tion Statement is declared effective (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").
                                     ---------- ------

           If, prior to consummation of the Exchange Offer, the Initial Purchaser holds any Notes acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Exchange Offer, CAF or, at and after the Effective Time, the Company upon the request of any such Holder shall simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to any such Holder, in exchange (the "Private Exchange") for such Notes held by any such Holder, a like
               ------- --------
principal amount of notes (the "Private Exchange Notes") of CAF or, at and after
                                ------- -------- -----
the Effective Time, the Company that are identical in all material respects to the Exchange Notes (except that they may bear a customary legend with respect to restrictions on transfer). The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Notes and bear the same CUSIP number as the Exchange Notes.

           Interest on the Exchange Notes and the Private Exchange Notes will accrue from (A) the later of (i) the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or (ii) if the Notes are surrendered for exchange on a date subsequent to the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment or (B) if no interest has been paid on the Notes, from the date of the original issuance of the Notes.

           In connection with the Exchange Offer, CAF shall or, at and after the Effective Time, the Company shall:

           (1) mail, or cause to be mailed, to each Holder entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

           (2) keep the Exchange Offer open for not less than 30 days after the date that notice of the Exchange Offer is mailed to Holders (or longer if required by applicable law);

           (3) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

           (4) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

           (5) otherwise comply in all material respects with all applicable laws, rules and regulations.

           As soon as practicable after the close of the Exchange Offer and the Private Exchange, if any, CAF shall or, at and after the Effective Time, the Company shall:

           (1) accept for exchange all Registrable Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer and the Private Exchange, if any;

           (2) deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

           (3) cause the Trustee to authenticate and deliver promptly to each Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

           The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the staff of the SEC, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Company to proceed with the Exchange Offer or the Private Exchange, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Company and
(iii) all governmental approvals shall have been obtained, which approvals the Company deems necessary for the consummation of the Exchange Offer or Private Exchange.

           The Exchange Notes and the Private Exchange Notes shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the TIA or is exempt from such qualification and shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter.

           (c) If, (i) because of any change in law or in currently prevailing interpretations of the staff of the SEC, CAF is not and, at and after the Effective Time, the Company is not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not consummated within 180 days of the Issue Date, (iii) the Initial Purchaser or any holder of Private Exchange Notes so requests in writing to CAF or, at and after the Effective Time, the Company at any time after the consummation of the Exchange Offer, or (iv) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities Act) and so notifies CAF or, at and after the Effective Time, the Company within 30 days after such Holder first becomes aware of such restrictions, in the case of each of clauses (i) to and including (iv) of this sentence, then CAF shall and, at and after the Effective Time, the Company shall promptly deliver to the Holders and the Trustee written notice thereof (the "Shelf Notice") and shall file a
                                             ------------
Shelf Registration pursuant to Section 3 hereof.

3.   Shelf Registration
     ------------------

           If at any time a Shelf Notice is delivered as contemplated by
Section 2(c) hereof, then:

           (a)  Shelf Registration.  CAF shall or, at and after the Effective
                ------------------
Time, the Company shall file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes not permitted to be exchanged in the Exchange Offer in accordance with the terms of this Agreement, Private Exchange Notes and Exchange Notes as to which Section 2(c)(iv) is applicable (the "Initial Shelf
                                                       -------------
Registration"). CAF shall or, at and after the Effective Time, the Company shall
------------
use its best efforts to file with the SEC the Initial Shelf Registration on or before the applicable Filing Date. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). CAF shall or, at and after the Effective Time, the Company shall not permit any securities other than the Registrable Notes to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

           CAF shall or, at and after the Effective Time, the Company shall use its best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities

Act until the date which is three years from the Issue Date, subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness
                                                                   -------------
Period"), or such shorter period ending when all Registrable Notes covered by
------
the Shelf Registration have been sold in the manner set forth and as contem-plated in the Initial Shelf Registration or, if applicable, a Subsequent Shelf Registration; provided, however, that the Effectiveness Period in respect of the
              --------  -------
Initial Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein and shall be subject to reduction to the extent that the applicable provisions of Rule 144(k) are amended or revised to reduce the three year holding period set forth therein.

           No holder of Registrable Notes may include any of its Registrable Notes in any Shelf Registration Statement pursuant to this Agreement unless and until such holder furnishes to CAF and, at and after the Effective Time the Company in writing, within 15 business days after receipt of a request therefor, such information as CAF and, at and after the Effective Time, the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. No holder of Registrable Notes shall be entitled to Additional Interest pursuant to Section 4 hereof unless and until such holder shall have provided all such reasonably requested information. Each holder of Registrable Notes as to which any Shelf Registration Statement is being effected agrees to furnish promptly to CAF and, at and after the Effective Time, the Company all information required to be disclosed in order to make information previously furnished to CAF and, at and after the Effective Time, the Company by such Holder not materially misleading.


           (b)  Subsequent Shelf Registrations.  If the Initial Shelf
                ------------------------------
Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), CAF shall or, at and after the Effective Time, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement pursuant to Rule 415 covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration (each, a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed,
   -----------------------------
CAF shall or, at and after the Effective Time, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf
Registration was previously continuously effective. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent
 ------------------
Shelf Registration.

           (c)  Supplements and Amendments.  CAF shall or, at and after the
                --------------------------
Effective Time, the Company shall promptly sup-plement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes.

           (d)  Withdrawal of Stop Orders.  If the Shelf Registration ceases to
                -------------------------
be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), CAF shall or, at and after the Effective Time, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

4.   Additional Interest
     -------------------

           (a) CAF and, at and after the Effective Time, the Company and the Initial Purchaser agree that the Holders will suffer damages if CAF or, at and after the Effective Time, the Company fails to fulfill its obligations under
Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, CAF and, at and after the Effective Time, the Company agree to pay, as liquidated damages, additional interest on the Notes ("Additional Interest") under the circumstances and to
                        -------------------
the extent set forth below (each of which shall be given independent effect):

           (i) if (A) neither the Exchange Offer Registration Statement nor the Initial Shelf Registration has been filed on or prior to the Filing Date applicable thereto (i.e., 60 days after the Issue Date) or
                              ---

     (B) notwithstanding that CAF or, at and after the Effective Time, the Company has consummated or will consummate the Exchange Offer, CAF or, at and after the Effective Time, the Company is required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the Filing Date applicable thereto, then, commencing on the day after any such Filing Date, Additional Interest shall accrue on the principal amount of the Notes at a rate of 0.50% per annum for the first 90 days immediately following such applicable Filing Date, and such Additional Interest rate shall increase by an additional 0.50% per annum at the beginning of each subsequent 90-day period; or

          (ii) if (A) neither the Exchange Offer Registration Statement nor the Initial Shelf Registration is declared effective by the SEC on or prior to the Effectiveness Date applicable thereto (i.e., 120 days after the Issue
     Date) or (B) notwithstanding that CAF or, at and after the Effective Time, the Company has consummated or will consummate the Exchange Offer, CAF or, at and after the Effective Time, the Company is required to file a Shelf Registration and such Shelf Registration is not declared effective by the SEC on or prior to the Effectiveness Date applicable to such Shelf Registration, then, commencing on the day after such Effectiveness Date, Additional Interest shall accrue on the principal amount of the Notes at a rate of 0.50% per annum for the first 90 days immediately following the day after such Effectiveness Date, and such Additional Interest rate shall increase by an additional 0.50% per annum at the beginning of each subsequent 90-day period; or

         (iii) if (A) CAF has not or, at and after the Effective Time, the Company has not exchanged Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 45th day after the date on which the Exchange Offer Registration Statement relating thereto was declared effective or (B) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period, then Additional Interest shall accrue on the principal amount of the Notes at a rate of 0.50% per annum for the first 90 days commencing on the (x) 46th day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration ceases to be effective in the case of (B) above, and such Additional Interest rate shall increase by an additional 0.50% per annum at the beginning of each such subsequent 90-day period;

provided, however, that the Additional Interest rate on the Notes may not exceed
--------  -------
at any one time in the aggregate 1.0% per annum; provided, further, however,
                                                 --------  -------  -------
that (1) upon the filing of the applicable Exchange Offer Registration Statement or the applicable Shelf Registration as required hereunder (in the case of clause (i) above of this Section 4), (2) upon the effectiveness of the Exchange Offer Registration Statement or the applicable Shelf Registration Statement as required hereunder (in the case of clause (ii) of this Section 4), or (3) upon the exchange of the Exchange Notes for all Notes tendered (in the case of clause
(iii)(A) of this Section 4), or upon the effectiveness of the applicable Shelf Registration Statement which had ceased to remain effective (in the case of (iii)(B) of this Section 4), Additional Interest on the Notes in respect of which such events relate as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

           (b) CAF shall and, at and after the Effective Time, the Company shall notify the Trustee within one business day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts of Additional Interest due pursuant to
          ----- ----
(a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash semi-annually on each February 15 and August 15 (to the holders of record on the February 1 and August 1 immediately preceding such dates), commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Registrable Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

5.   Registration Procedures
     -----------------------

     In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, CAF shall and, at and after the Effective Time, the Company shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by CAF or, at and after the Effective Time, the Company hereunder CAF shall and, at and after the Effective Time, the Company shall:

           (a) Prepare and file with the SEC prior to the applicable Filing Date, a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to Section
             --------  -------
     3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, CAF shall and, at and after the Effective Time, the Company shall furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing, or such later date as is reasonable under the circumstances). CAF shall and, at and after the Effective Time, the Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, their counsel, or the managing underwriters, if any, shall reasonably object.

           (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period or until consummation of the Exchange Offer, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange

     Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. CAF shall and, at and after the Effective Time, the Company shall be deemed not to have used their diligent best efforts to keep a Registration Statement effective during the Effective Period or the Applicable Period, as the case may be, relating thereto if CAF or the Company voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless (i) such action is required by applicable law or (ii) CAF or the Company complies with this Agreement, including without limitation, the provisions of Section 5(k) or the last paragraph of this Section 5.

           (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom CAF or, at and after the Effective Time, the Company has received written notice that it will be a Participating Broker-Dealer in the Exchange Offer, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of CAF or, at and after the Effective Time, the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference therein and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of CAF or, at and after the Effective Time, the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(m) hereof cease to be true and correct in all material respects, (iv) of the receipt by CAF or, at and after the Effective Time, the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of any of CAF's or, at and after the Effective Time, the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

           (d) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the

     Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible date.

           (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, any Participating Broker-Dealer or counsel for any of them reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after CAF has or, at and after the Effective Time, the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

           (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, at the sole expense of CAF or, at and after the Effective Time, the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

           (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of CAF or, at and after the Effective Time, the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, CAF and, at and after the Effective Time, the Company hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

           (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, to use its best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request in writing; provided, however, that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, CAF agrees and, at and after the Effective Time, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this
     Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the

     Registrable Notes covered by the applicable Registration Statement; provided, however, that the Company shall not be required to (A) qualify
     --------  -------
     generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

           (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may request.

           (j) Use its best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case CAF will and, at and after the Effective Time, the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

           (k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of CAF and, at and after the Effective Time, the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           (l) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes or Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company and
     (ii) provide a CUSIP number for the Registrable Notes or Exchange Notes, as the case may be.

           (m) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes in form and substance reasonably satisfactory to CAF and, at and after the Effective Time, the Company and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of CAF and, at and after the Effective Time, the Company and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested in form and substance reasonably satisfactory to CAF and, at and after the Effective Time, the Company; (ii) obtain the written opinions of counsel to CAF and the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions reasonably requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) use its best efforts to obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of CAF and the Company (and, if necessary, any other independent certified public accountants of any subsidiary of CAF or the Company or of any business acquired by CAF the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to the underwriter, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Notes and such other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the sellers and underwriters, if any, than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents, if any). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

           (n) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept,
                         ----------
     during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of CAF and, at and after the Effective Time, the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any
      -------
     applicable due diligence responsibilities, and cause the officers, directors and employees of CAF and, at and after the Effective Time, the Company and their subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement and Prospectus. Each Inspector shall agree in writing that it will keep the Records confidential and that it will not disclose any of the Records unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or Prospectus, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is necessary or advisable, in the opinion of counsel for any Inspector, in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or the Purchase Agreement, or any transac-tions contemplated hereby or thereby or arising hereunder or thereunder, or (iv) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of CAF and, at and after the Effective Time, the Company unless and until such is made generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to CAF and, at and after the Effective Time, the Company and allow CAF and, at and after the Effective Time, the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at CAF's or, at and after the Effective Time, the Company's expense.

           (o) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

           (p) Comply with all applicable rules and regulations of the SEC and make generally available to their respective securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of CAF or, at and after the Effective Time, the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

           (q) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to CAF or, at and after the Effective Time, the Company (or to such other Person as directed by CAF or the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, CAF shall and, at and after the Effective Time, the Company shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

           (r) Use its best efforts to cause the Registrable Notes covered by a Registration Statement or the Exchange Notes, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement or the Exchange Notes, as the case may be, or the managing underwriter or underwriters, if any.

           (s) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").
                                                   ----
           (t) Use its best efforts to take all other steps reasonably necessary to effect the registration of the Exchange Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

           CAF may and, at and after the Effective Time, the Company may require each seller of Registrable Notes as to which any registration is being effected to furnish to CAF or, at and after the Effective Time, the Company such information regarding such seller and the distribution of such Registrable Notes as CAF may and, at and after the Effective Time, the Company may, from time to time, reasonably request. CAF may and, at and after the Effective Time, the Company may exclude from such registration the Registrable Notes of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to CAF or, at and after the Effective Time, the Company all information required to be disclosed in order to make the information previously furnished to CAF or the Company by such seller not materially misleading.

           Each Holder of Registrable Notes and each Partici-pating Broker-Dealer agrees by its acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from CAF or, at and after the Effective Time, the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by CAF or, at and after the Effective Time, the Company that the use
 ------
of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that CAF or, at and after the Effective Time, the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

6.   Registration Expenses
     ---------------------

           All fees and expenses incident to the performance of or compliance with this Agreement by CAF shall and, at and after the Effective Time, the Company shall be borne by CAF and, at and after the Effective Time, the Company whether or not the Exchange Offer Registration Statement or any Shelf Reg-istration Statement is filed or becomes effective or the Exchange Offer is consummated, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or in respect of Exchange Notes to be sold by any Participating Broker-Dealer during the Appli-cable Period, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for CAF and the Company and, in the case of a Shelf Registration, reasonable fees and disbursements of one special counsel for all of the sellers of Registrable Notes (exclusive of any counsel retained pursuant to Section 7 hereof), (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if CAF desires and, at and after the Effective Time, the Company desires such insur-ance, (vii) fees and expenses of all other Persons retained by CAF and, at and after the Effective Time, the Company, (viii) internal expenses of CAF and, at and after the Effective Time, the Company (including, without limitation, all salaries and expenses of officers and employees of CAF and, at and after the Effective Time, the Company performing legal or accounting duties), (ix) the expense of any annual audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and the obtaining of a rating of the securities, in each case, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement.

7.     Indemnification
       ---------------

            (a) CAF agrees and, at and after the Effective Time, the Company agrees to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, the officers, directors, employees and agents of each such Person, and each Person, if any, who controls any such Person within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages, judgments,
 -----------
liabilities and expenses (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if CAF shall and, at and after the Effective Time, the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in the light of the circumstances under which they were made, not misleading, except
                                                                       ------
insofar as such losses, claims, damages or liabilities are caused by, arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to CAF or the Company in writing by such Participant expressly for use therein; provided, however, that CAF and, at and after the Effective Time, the Company will not be liable if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the final Prospectus or any amendment or supplement thereto and any such loss, liability, claim, or damage or expense suffered or incurred by the Participants resulted from any action, claim or suit by any Person who purchased Registrable Notes or Exchange Notes which are the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the final Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Notes or Exchange Notes sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by CAF or, at and after the Effective Time, the Company with Section 5 of this Agreement.

            (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless CAF and, at and after the Effective Time, the Company, their respective directors, their respective officers who sign the Registration Statement and each Person who controls CAF or the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from CAF and, at and after the Effective Time, the Company to each Participant, but only with reference to information relating to such Participant furnished to CAF or the Company in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or Exchange Notes giving rise to such obligations.

            (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly
                                            ------------------
notify the Persons against whom such indemnity may be sought (the "Indemnifying
                                                                   ------------
Persons") in writing, and the Indemnifying Persons, upon request of the
-------
Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Persons may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the
                    --------  -------
Indemnifying Persons shall not relieve any of them of any obligation or liability which any of them may have hereunder or otherwise except to the extent it is materially prejudiced by such failure. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Persons and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Persons shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both any Indemnifying Person and the Indemnified Person or any affiliate thereof and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicting interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Persons shall not, in connection with such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes and Exchange Notes sold by all such Participants and any such separate firm for CAF or the Company, their respective directors, their respective officers and such control Persons of CAF and the Company shall be designated in writing by CAF and the Company and shall be reasonably acceptable to the Holders. The Indemnifying Persons shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, each of the Indemnifying Persons agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided,
                                                                   --------
however, that the Indemnifying Person shall not be liable for any settlement
-------
effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld or delayed), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of such Indemnified Person.

           (d) If the indemnification provided for in clauses (a) and (b) of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect
(i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by CAF and, at and after the Effective Time, the Company on the one hand and the Participants on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions but before deducting expenses) of the Notes received by CAF and, at and after the Effective Time, the Company bears to the total proceeds received by such Participant from the sale of Registrable Notes or Exchange Notes, as the case may be, in each case as set forth in the table on the cover page of the Offering Memorandum dated January 29, 1997 in respect of the sale of the Notes. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by CAF and, at and after the Effective Time, the Company on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

           (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation
                                                           --- ----
(even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages, judgments, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

           (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 7 shall be paid by
the Indemnifying Party to the Indemnified Party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of CAF and the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Holder or any person who controls a Holder, CAF or the Company and their respective directors, officers, employees or agents or any person controlling CAF or the Company, and (ii) any termination of this Agreement.

           (g)  The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.     Rules 144 and 144A
       ------------------

           CAF covenants and agrees and, at and after the Effective Time, the Company covenants and agrees that, so long as Registrable Notes remain outstanding, it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time CAF is not or, at and after the Effective Time, the Company is not permitted to file such reports, CAF will and, at and after the Effective Time, the Company will, upon the request of any Holder or beneficial owner of Registrable Notes, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. CAF further covenants and, at and after the Effective Time, the Company further covenants for so long as any Registrable Notes remain outstanding, to make available to any Holder or beneficial owner of Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes from such Holder or beneficial owner the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Notes pursuant to Rule 144A.

9.     Underwritten Registrations
       --------------------------

           If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable

Notes included in such offering and shall be reasonably acceptable to CAF and, at and after the Effective Time, to the Company.

           No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.    Miscellaneous
       -------------

           (a)  No Inconsistent Agreements. As of the date hereof, CAF has not
                --------------------------
entered and, at and after the Effective Time, the Company will not enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any of CAF's or, at and after the Effective Time, the Company's other issued and outstanding securities. As of the date hereof, CAF has not entered at and after the Effective Time, the Company will not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement required to be filed by CAF or, at and after the Effective Time, the Company pursuant to this Agreement.

            (b)  Adjustments Affecting Registrable Notes. CAF shall not and, at
                 ---------------------------------------
and after the Effective Time, the Company shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

            (c)  Amendments and Waivers. The provisions of this Agreement may
                 ----------------------
not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (I) CAF or, at and after the Effective Time, the Company and
(II)(A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and

(B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(c) may not
                -------- --------
be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold pursuant to such Registration Statement.

           (d)  Notices. All notices and other communications (including,
                -------
without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

           (i) if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchaser as follows:

                        BT Securities Corporation,
                        One Bankers Trust Plaza
                        130 Liberty Street
                        New York, New York  10006
                        Facsimile No:  (212) 250-7200
                        Attention:  Corporate Finance

       with a copy to:

                        Cahill Gordon & Reindel
                        80 Pine Street
                        New York, New York  10005
                        Facsimile No:  (212) 269-5420
                        Attention:  William M. Hartnett, Esq.

           (ii) if to the Initial Purchasers, at the address specified in
       Section 10(d)(1);

          (iii) if to CAF, at the address as follows:

                        CAF Acquisition Corporation
                        230 East High Street
                        Charlottesville, Virginia  22902
                        Facsimile No.: (804) 979-1145
                        Attention:  Stephen M. Burns

       with a copy to:

                        McGuire, Woods, Battle & Boothe, L.L.P.
                        901 E. Cary Street
                        1 James Center
                        Richmond, Virginia  23219
                        Facsimile No.: (804) 775-1061
                        Attention:  Leslie A. Grandis, Esq.

           (iv) if to the Company, at the address as follows:

                        Collins & Aikman Floorcoverings, Inc.
                        311 Smith Industrial Boulevard
                        Dalton, Georgia  30722
                        Facsimile No.:  (706) 259-2610
                        Attention:  President

       with a copy to:

                        McGuire, Woods, Battle & Boothe, L.L.P.
                        901 E. Cary Street
                        1 James Center
                        Richmond, Virginia  23219
                        Facsimile No.: (804) 775-1061
                        Attention:  Leslie A. Grandis, Esq.

           All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and upon receiving confirmation receipt by the addressee, if sent by facsimile.

           Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

           (e)  Successors and Assigns. This Agreement shall inure to the
                ----------------------
benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers, provided that nothing
                                                          --------
herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Purchase Agreement or the Indenture.

           (f)  Counterparts. This Agreement may be executed in any number of
                ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

           (g)  Headings. The headings in this Agreement are for convenience
                --------
of reference only and shall not limit or otherwise affect the meaning hereof.

           (h)  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
                -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

           (i)  Severability. If any term, provision, covenant or restriction of
                ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

           (j)  Securities Held by CAF or its Affiliates. Whenever the consent
                ----------------------------------------
or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by CAF and, at and after the Effective Time, the Company or any of their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

           (k)  Third Party Beneficiaries. Holders of Registrable Notes and
                -------------------------
Participating Broker-Dealers are intended third party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        CAF ACQUISITION CORPORATION


                                        By: /s/ Stephen M. Burns
                                            -----------------------
                                            Name:  Stephen M. Burns
                                            Title: President


                                        BT SECURITIES CORPORATION,
                                         as Initial Purchaser


                                        By: /s/ Julie Persily
                                            -----------------------
                                            Name:  Julie Persily
                                            Title: Vice President